[MFS LOGO] MFS[RegTM]
INVESTMENT MANAGEMENT

We invented the mutual fund[RegTM]

---------------------------------------
MFS[RegTM] VARIABLE INSURANCE TRUST(SM)
---------------------------------------

                                                                     Prospectus

M A Y  1 ,  2 0 0 1

                                                                   Initial Class

MFS(R) GLOBAL EQUITY SERIES

--------------------------------------------------------------------------------

This Prospectus describes one series of the MFS Variable Insurance Trust (referred to as the trust):

1. MFS Global Equity Series seeks capital appreciation (referred to as the Global Equity Series).

The Securities and Exchange Commission has not approved or disapproved the series' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

-----------------
TABLE OF CONTENTS
-----------------

                                                                     Page
I     Expense Summary ............................................    (1)

II    Risk Return Summary ........................................    (2)

      1. Global Equity Series ....................................    (2)

III   Certain Investment Strategies and Risks ....................    (4)

IV    Management of the Series ...................................    (4)

V     Description of Shares ......................................    (5)

VI    Other Information ..........................................    (5)

VII   Financial Highlights .......................................    (6)

      Appendix A -- Investment Techniques and Practices ..........    (A-1)

     The trust offers shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). One of these is described below.

-----------------
I EXPENSE SUMMARY
-----------------

(>)  Expense Table

     This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     Annual Series Operating Expenses (expenses that are deducted from a series' assets):

                                                             Global
                                                             Equity
                                                             Series
                                                             ------
   Management Fee .................................           1.00%
   Other Expenses(1) ..............................           1.76%
                                                             -----
   Total Annual Series Operating Expenses .........           2.76%
    Expense Reimbursement .........................          (1.59)%(2)
                                                             -----
    Net Expenses(1) ...............................           1.17%

     ---------

     (1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 1.15% for Global Equity Series.

     (2) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), does not exceed 0.15% of the average daily net assets of the Global Equity Series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.

(>)  Example of Expenses--Initial Class

     These examples are intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     The examples assume that:

     o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The series' operating expenses remain the same, except that the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                          Period
                           -------------------------------------
Series                     1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------
   Global Equity Series     $119      $705    $1,318    $2,974

----------------------
II RISK RETURN SUMMARY
----------------------

     Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

     1: Global Equity Series
     ..........................................................................

(>)  Investment Objective

     The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

(>)  Principal Investment Policies

     The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers. The series spreads its investments across these markets and focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The series' investments may include securities traded in the over-the-counter markets. Under normal market conditions, the series invests in at least three different countries, one of which is the United States.

     A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

(>)  Principal Risks of an Investment

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     o Over-the-Counter Risk: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         > Foreign markets may be less liquid and more volatile than U.S.
           markets.

         > Foreign securities often trade in currencies other than the U.S.
           dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

     o As with any mutual fund, you could lose money on your investment in the series.

     An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Bar Chart and Performance Table

     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

     Bar Chart

     The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[START BAR CHART]

 2000
(7.09)%

[END BAR CHART]

       During the period shown in the bar chart, the highest quarterly return was 2.90% (for the calendar quarter ended March 31, 2000) and the lowest quarterly return was (5.24)% (for the calendar quarter ended September 30, 2000).

     Performance Table

     This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and various other market indicators and assumes the reinvestment of distributions.

     Average Annual Total Returns as of December 31, 2000
     .........................................................................

                                                     1 Year              Life*
------------------------------------------------------------------------------
   Global Equity Series--Initial Class               (7.09)%             8.79%
------------------------------------------------------------------------------
   MSCI World Index#+                               (12.92)%             0.73%
------------------------------------------------------------------------------

     ---------

     * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2000. Index returns are from May 1, 1999.

     + The Morgan Stanley Capital International (MSCI) World Index is a broad-based, unmanaged, market-capitalization-weighted index of the performance of 23 developed-country global stock markets.

     #   Source: Standard & Poor's Micropal, Inc.

(>)  Portfolio Manager

     The series' portfolio manager is David R. Mannheim, a Senior Vice President of the Adviser. Mr. Mannheim has been the portfolio manager of the series since its inception and has been employed in the investment management area of the Adviser since 1988.

------------------------------------------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
------------------------------------------------------------------------------

(>)  Further Information on Investment Strategies and Risks

     Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

(>)  Temporary Defensive Policies

     Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

(>)  Active or Frequent Trading

     Each series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

---------------------------
IV MANAGEMENT OF THE SERIES
---------------------------

(>)  Investment Adviser

     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $141 billion as of December 31, 2000. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

     MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

(>)  Administrator

     MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

(>)  Distributor

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

(>)  Shareholder Servicing Agent

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

-----------------------
V DESCRIPTION OF SHARES
-----------------------

     The trust offers two classes of shares--initial class shares and service class shares (except Limited Maturity Series and Money Market Series only offer initial class shares). Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus supplement. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

--------------------
VI OTHER INFORMATION
--------------------

(>)  Pricing of Series' Shares

     The price of each series' shares is based on its net asset value. The net asset value of each series' shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the series if current market values are unavailable. Fair value pricing may be used by a series when current market values are unavailable or when an event occurs after the close of the exchange on which the series' portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a series may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

     Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

     Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

(>)  Distributions

     Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

(>)  Tax Considerations

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

     Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

(>)  Right to Reject or Restrict Purchase and Exchange Orders

     Purchases and exchanges should be made for investment purposes only. Each series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a series determines that the level of exchanges on any day may be harmful to its remaining shareholders, the series may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming series.

(>)  Excessive Trading Practices

     The series do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm series' performance. As noted above, each series reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the series and their shareholders, the series will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.

(>)  In-kind Distributions

     The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

(>)  Unique Nature of Series

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

(>)  Potential Conflicts

     Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

------------------------
VII FINANCIAL HIGHLIGHTS
------------------------

     The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

     1. Global Equity Series--Initial Class
     .........................................................................

                                                                                          Year Ended         Period Ended
                                                                                      December 31, 2000   December 31, 1999*
   -------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout the period):
   Net asset value -- beginning of period ..........................................       $ 12.04            $  10.00
                                                                                           -------            --------
   Income from investment operations# --
    Net investment incomeSection ...................................................       $  0.09            $   0.03
    Net realized and unrealized gain on investments and foreign currency ...........         (0.93)               2.34
                                                                                           -------            --------
      Total from investment operations .............................................       $ (0.84)           $   2.37
                                                                                           -------            --------
   Less distributions declared to shareholders --
    From net investment income .....................................................       $ (0.05)           $  (0.02)
    From net realized gain on investments and foreign currency transactions ........         (0.22)              (0.31)
    In excess of net realized gain on investments and foreign currency transactions          (0.13)                 --
                                                                                           -------            --------
      Total distributions declared to shareholders .................................       $ (0.40)           $  (0.33)
                                                                                           -------            --------
   Net asset value -- end of period ................................................       $ 10.80            $  12.04
                                                                                           -------            --------
   Total return ....................................................................         (7.09)%             23.83%++
   Ratios (to average net assets)/Supplemental dataSection:
    Expenses## .....................................................................          1.19%               1.31%+
    Net investment income ..........................................................          0.78%               0.37%+
   Portfolio turnover ..............................................................           101%                 68%
   Net assets at end of period (000 Omitted) .......................................       $ 4,669            $  1,651
   Section Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets.
           Prior to May 1, 2000, the reimbursement fee was not greater than
           0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
     Net investment loss ...........................................................       $ (0.09)           $  (0.18)
     Ratios (to average net assets):
      Expenses## ...................................................................          2.78%               4.39%+
      Net investment loss ..........................................................         (0.81)%             (2.71)%+

     ---------

     * For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999.

     +   Annualized.

     ++  Not annualized.

     #   Per share data are based on average shares outstanding.

     ## Ratios do not reflect reductions from certain expense offset arrangements.

-------------------                      ---------------------------------------
A p p e n d i x   A                      G l o b a l   E q u i t y   S e r i e s
-------------------                      ---------------------------------------

(>)  Investment Techniques and Practices

     In pursuing its investment objective and investment policies, the Global Equity Series may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   Symbols                                                 X permitted                                              -- not permitted
------------------------------------------------------------------------------------------------------------------------------------
  Debt Securities                                                  Investment in Other Investment Companies
   Asset-Backed Securities                                          Open-End Funds                                            X
    Collateralized Mortgage Obligations and Multiclass              Closed-End Funds                                          X
      Pass-Through Securities                                --    Lending of Portfolio Securities                            X
    Corporate Asset-Backed Securities                        --    Leveraging Transactions
    Mortgage Pass-Through Securities                         --     Bank Borrowings                                           --*
    Stripped Mortgage-Backed Securities                      --     Mortgage "Dollar-Roll" Transactions                        X**
   Corporate Securities                                      --     Reverse Repurchase Agreements                             --*
   Loans and Other Direct Indebtedness                       --    Options
   Lower Rated Bonds                                         --     Options on Foreign Currencies                             X
   Municipal Bonds                                           --     Options on Futures Contracts                              X
   Speculative Bonds                                         --     Options on Securities                                     X
   U.S. Government Securities                                X      Options on Stock Indices                                  X
   Variable and Floating Rate Obligations                    --     Reset Options                                             --
   Zero Coupon Bonds, Deferred Interest Bonds                       "Yield Curve" Options                                     --
    and PIK Bonds                                            --    Repurchase Agreements                                      X
  Equity Securities                                          X     Restricted Securities                                      X
  Foreign Securities Exposure                                      Short Sales                                                --
   Brady Bonds                                               --    Short Sales Against the Box                                --
   Depositary Receipts                                       X     Short Term Instruments                                     X
   Dollar-Denominated Foreign Debt Securities                --    Swaps and Related Derivative Instruments                   --
   Emerging Markets                                          X     Temporary Borrowings                                       X
   Foreign Securities                                        X     Temporary Defensive Positions                              X
  Forward Contracts                                          X     Warrants                                                   X
  Futures Contracts                                          X     "When-Issued" Securities                                   X
  Indexed Securities/Structured Products                     --
  Inverse Floating Rate Obligations                          --

     *   May be changed only with shareholder approval.

     ** The series will only enter into "covered" mortgage dollar-roll transactions, meaning that the series segregates liquid securities equal in value to the securities it will repurchase and does not use these transactions as a form of leverage.

   MFS(R) VARIABLE INSURANCE TRUST(SM)

     If you want more information about the trust and its series, the following documents are available free upon request:

     Annual/Semiannual Reports. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

     Statement of Additional Information (SAI). The SAI, dated May 1, 2001, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

     You can get free copies of the annual/semiannual reports, the SAI and other information about the trust and its series, and make inquiries about the trust and its series, by contacting:

         MFS Service Center, Inc.
         2 Avenue de Lafayette
         Boston, MA 02111-1738
         Telephone: 1-800-343-2829, ext. 3500
         Internet: http://www.mfs.com

     Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

         Public Reference Room
         Securities and Exchange Commission
         Washington, D.C., 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

     The trust's Investment Company Act file number is 811-8326


                                                   MSG 11/98 224M 90/290/390/890